Exhibit 32.3

Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350 as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Erez Elisha, Chief Financial Officer of TCV Acquisition Corp. (the “Company”), hereby certify, that, to my knowledge:

1.
the Annual Report on Form 10-Q for the three months ended June 30, 2021 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 15, 2021
/s/ Erez Elisha
Erez Elisha
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)